Astoria Financial Corporation

Salomon Smith Barney
Fifth Annual Financial Services Conference
New York, New York
January 29 – 31 , 2002

This presentation may contain certain forward-looking statements and may be identified by the use of such words as "believe," "expect," "anticipate," "should," "planned," "estimated," and "potential." Examples of forward looking statements include, but are not limited to, estimates with respect to the financial condition, results of operations and business of the Company that are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and technological factors affecting the Company's operations, pricing, products, and services.

ASTORIA FINANCIAL CORPORATION

Corporate Profile

NASDAQ: ASFC

- Largest thrift headquartered in New York and fifth largest in United States
  - $22.7 billion in assets
  - $2.4 billion market cap
  - Book value: $16.44, tangible book value: $14.40
- Serves 700,000 customers/consumers
- Insider & ESOP stock ownership: 15%

All figures in this presentation are as of December 31, 2001, except as noted, and all market data and IBES consensus as of January 24, 2002. All per share data adjusted to reflect 2-for-1 stock split in the form of a 100% stock dividend effective December 3, 2001.

ASTORIA FINANCIAL CORPORATION

Our formula for enhancing shareholder value is simple and has been proven successful!

We focus on:

- Mortgage Lending
  - ✓Single Family, Multifamily and Commercial Real Estate Expertise
  - ✓Top Quality - Low Credit Risk Lending
- Retail Banking
  - ✓Full service/low cost provider
  - ✓Multi-channel distribution
  - ✓Well positioned in major market
- Operating Efficiently

Astoria Financial Corporation

Mortgage Lending Growth

Asset Quality Trends

Mortgage Lending Capability/Flexibility

- Multiple one-to-four family loan origination delivery channels
  - ✓ $3.9 billion of loans originated in 2001
    - Retail
    - Commissioned Representatives/Brokers
    - Third Party Originators
  - ✓ Geographically diversified – originations in 14 states
  - ✓ Secondary marketing capability
- Solid multifamily and commercial real estate originations
  - ✓ $591.8 million originated in 2001

ASTORIA FINANCIAL CORPORATION

1-4 Family Mortgage Loan Originations



By Delivery Channel
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$668.9
$1.3B
$2.4B
$3.9B
4Q00
4Q01
2000
2001
Retail
Broker
Correspondent



By Product Type
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$668.9
$1.3B
$2.4B
$3.9B
4Q00
4Q01
2000
2001
3/1 ARM
5/1 ARM
7/1 ARM
Other ARM
Other

Astoria Financial Corporation

Multifamily/Commercial Real Estate Lending

($ in Millions)



Multifamily
CRE
CAGR = 35%
$700
$600
$500
$400
$300
$200
$100
$0
$241.6
$346.0
$314.5
$591.8
1998
1999
2000
2001

Average loan balance outstanding is < $1 million
Includes mixed use properties

ASTORIA FINANCIAL CORPORATION

Low Credit Risk Loan Portfolio Composition

At December 31, 2001



Commercial R/E - 5%
Average LTV: 61.7%
Multifamily - 9%
Average LTV: 63.8%
Home Equity & Other –2%
One-to-Four Family – 84%
Average LTV: 65.0%

Total Portfolio: $12.2 billon
Average LTV: 64.7%

Notes: 1) Excludes loans held for sale
2) Based on current principal balance and original appraised value

Astoria Financial Corporation

Asset Quality Trend



Non-Performing Assets (NPAs) to Total Assets
Percent
2.00
1.50
1.00
0.50
0.00
0.70
0.58
0.26
0.18
0.18
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01

Total NPAs ($ in millions)	$115.3	$120.4	$58.4	$40.0	$40.1

Allowance for loan losses/non-performing loans at December 31, 2001: 222%

ASTORIA FINANCIAL CORPORATION

NPA to Total Assets vs Peers


0.75
0.65
0.55
0.45
0.35
0.25
0.15
0.05
Percent
4Q00
1Q01
2Q01
3Q01
4Q01
All Thrifts
NY Thrifts
$ 5+ Billion
ASFC

Quarter	Astoria	All Thrifts	NY Thrifts	$ 5 + Bil
Dec. 31, 2001	0.18%	N/A	N/A	N/A
Sept. 30, 2001	0.16	0.65	0.39	0.69
June 30, 2001	0.15	0.57	0.37	0.59
Mar. 31, 2001	0.17	0.52	0.38	0.53
Dec. 31, 2000	0.18	0.48	0.43	0.48

Source: SNL Securities, Thrift Performance Report as of December 31, 2001

ASTORIA FINANCIAL CORPORATION

Net Charge-offs/Average Loans vs. Peers



Percent
0.25
0.20
0.15
0.10
0.05
0.00
4Q00
1Q01
2Q01
3Q01
4Q01
All Thrifts
NY Thrifts
$ 5 + Billion
ASFC

Source: SNL Securities, Thrift Performance Report as of December 31, 2001

1-4 Family Delinquency Ratios: ASFC vs MBA


6.00
5.00
4.00
3.00
2.00
1.00
Percent
3Q98
4Q98
1Q99
2Q99
3Q99
4Q99
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
MBA NY conv
MBA US conv
ASFC

Source: MBA National Delinquency Survey

ASTORIA FINANCIAL CORPORATION

Low Credit Risk MBS Portfolio

At December 31, 2001



FNMA
4%
GNMA
1%
FHLMC
2%
CMO/REMIC -
Non Agency
31%
CMO/Remic-
Agency
62%

Total MBS Portfolio Classification

Available for sale -	$ 3.0B	(42%)
Held to maturity -	$ 4.1B	(58%)
Total	$ 7.1B	

Astoria Financial Corporation

Retail Banking/Market Penetration

ASTORIA FINANCIAL CORPORATION

Leading Thrift Franchise

- $10.9 billion in deposits, 86 banking offices, multiple delivery channels
- Low cost/stable source of funds
  - Core Deposits Represent 53% of Deposits
- Banking offices and average deposits
  - Long Island Offices (83) - Nassau (29), Queens (17), Suffolk (25), Brooklyn (12)
    - Average Deposits of $127 Million

  Westchester Offices (3) - Average Deposits of $117 Million
- Additional delivery channels
  - 125 ATMs, telephone and Online banking

Astoria Financial Corporation

Long Island Powerhouse

Banking Offices and Deposit Share Ranking on Long Island


Queens
Brooklyn
Suffolk
Nassau

Overall Deposit Share Ranking: #3

ASTORIA FINANCIAL CORPORATION

Strong Position in Core Market

Nassau, Suffolk, Queens and Brooklyn

- The combined population of these four counties (7.0 million) exceeds the population of 38 individual U.S. states

Institution	Deposits ($ in millions)	Market Share	Branches
1. Chase	$16,943	14.6%	152
2. Citigroup	16,182	14.0	161
3. ASTORIA	10,275	8.9	83
4. GreenPoint	9,287	8.0	61
5. Washington Mutual	9,126	7.9	74
6. HSBC	8,448	7.3	94
7. North Fork	7,871	6.8	130
8. Fleet	5,895	5.0	113
9. Roslyn	4,368	3.8	29
10. Bank of New York	3,443	3.0	109
Total - Core Market	$115,902		1,370

Source: FDIC Deposit Market Share Report. Data as of 6/30/01 adjusted for pending acquisitions.

ASTORIA FINANCIAL CORPORATION

Well Positioned in Key Markets

Deposits

($ in millions) **Nassau**

Institution	Total	Share	Branches
1. Citigroup	$6,900	18.9%	70
2. Chase	4,272	11.7	34
3. GreenPoint	4,087	11.2	21
4. Astoria	**3,529**	**9.7**	**29**
5. Fleet	3,123	8.6	52
Total	$36,533		418

($ in millions) **Queens**

Institution	Total	Share	Branches
1. Chase	$4,578	15.4%	43
2. Citigroup	3,558	12.0	31
3. Astoria	**3,097**	**10.4**	**17**
4. North Fork	2,414	8.1	35
5. New York Community	2,169	7.3	26
Total	$29,761		324

($ in millions) **Suffolk**

Institution	Total	Share	Branches
1. Chase	$3,622	15.2%	35
2. North Fork	3,214	13.5	54
3. Citigroup	2,708	11.3	33
4. Wamu	2,681	11.2	26
5. Astoria	**2,178**	**9.1**	**25**
Total	$23,903		383

($ in millions) **Brooklyn**

Institution	Total	Share	Branches
1. Chase	$4,471	17.4%	40
2. Wamu	3,523	13.8	19
3. HSBC	3,455	13.4	28
4. Citigroup	3,018	11.7	27
5. GreenPoint	2,281	8.9	15
Astoria (#7)	**1,471**	**5.7**	**12**
Total	$25,705		245

Source: FDIC Deposit Share Report. Data as of 6/30/01 adjusted for pending acquisitions

ASTORIA FINANCIAL CORPORATION

Deposit Composition

At December 31, 2001


Jumbo CD
2%
Money Market
18%
Savings
24%
Now/Demand
11%
Retail CD's
45%

Total - $10.9 Billion
53% Core

Astoria Financial Corporation

Core Deposit Growth

($ in Billions)


CAGR: 11%
$6
$5
$4
$3
$4.6
$4.8
$4.9
$5.3
$5.7
Dec 31 99
Jun 30 00
Dec 31 00
Jun 30 01
Dec 31 01

% to Total Deposits:	48.4%	49.4%	48.9%	50.2%	52.7%

ASTORIA FINANCIAL CORPORATION

Checking Account Growth



(# of accounts in thousands)
CAGR = 10%
350
300
250
200
150
100
267.2
285.4
301.2
313.3
323.3
4Q99
2Q00
4Q00
2Q01
4Q01
Personal
Business



($ in millions)
CAGR = 17%
$1,400
$1,050
$700
$350
$877.7
$954.3
$1,004.9
$1,090.3
$1,200.0
4Q99
2Q00
4Q00
2Q01
4Q01
Personal
Business

Marketing Initiatives

- Continue to strengthen brand awareness
- Continue to strengthen customer profitability and segmentation models to drive targeted marketing
- Internet banking
  - •Online banking
  - •Bill paying
  - •Mortgage pre-qualification
  - •Online credit card applications
  - •Deposit and loan product and rate information

Sales Initiatives

- Maintain an organizational structure to promote a strong sales environment in banking offices
- Maintain high banking office goals and expectations
- Utilize sales incentive bonus program in banking offices for meeting and beating goals
- PEAK Process: Performance based on Enthusiasm, Actions and Knowledge
  - ✓ New highly interactive program
  - ✓ Strong incentive for strong performance, both individual and team
  - ✓ Pilot program results terrific – full roll-out underway

Astoria Financial Corporation

Retail Banking and Loan Fee* Growth

($ in millions)

CAGR = 24%



$70
$60
$50
$40
$30
$20
$10
$0
$20.1
$23.3
$34.6
$40.0
$48.8
$58.9
1996
1997
1998
1999
2000
2001

*Excludes loan servicing fees

Balance Sheet Repositioning

Astoria Financial Corporation

Balance Sheet Repositioning Progress


($ in billions)
Loans vs MBS
(Loans increased $1.9 billion, or 18%)
$13
$12
$11
$10
$9
$8
$7
$6
10.3
9.3
10.5
8.9
10.8
8.4
11.1
8.0
11.4
7.9
11.5
7.7
11.7
7.3
12.0
7.2
12.2
7.1
4Q99
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
Loans
MBS
(MBS decreased $2.2 billion, or 24%)

ASTORIA FINANCIAL CORPORATION

Balance Sheet Repositioning Progress

($ in billions)


Deposits vs Borrowings
$12
$11
$10
$9
$8
11.4
11.0
10.6
10.5
10.1
10.2
10.3
10.1
10.6
10.8
10.9
9.6
9.8
9.8
9.9
9.8
9.8
9.7
4Q99
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
(Deposits increased $1.3 billion, or 14%)
(Borrowings decreased $1.7 billion, or 15%)
Deposits
Borrowings

Astoria Financial Corporation

Superior Operating Efficiency

Astoria Financial Corporation

General and Administrative Expense Ratio



Percent to Average Assets
2.00
1.50
1.00
0.50
0.00
1.54%
1.27%
0.86%
0.79%
0.78%
0.14
1.40
0.10
1.17
0.04
0.82
0.03
0.76
0.03
0.75
1997
1998
1999
2000*
2001
Excluding Stock Plan Amortization (Cash G & A Expense Ratio)
Stock Plan Amortization

*Excludes $5.4 million executive severance payment in 4Q00

Astoria Financial Corporation

Operating Efficiency Ratio



60
50
40
30
20
10
Percent
50.13
45.07
31.88
30.27
30.93
4.50
3.53
1.62
1.10
1.40
45.63
41.54
30.26
29.17
29.53
1997
1998
1999
2000*
2001
Excluding Stock Plan Amortization (Cash Efficiency Ratio)
Stock Plan Amortization

*Excludes $5.4 million executive severance payment in 4Q00

ASTORIA FINANCIAL CORPORATION

Efficiency Ratio vs Peers



60.00
55.00
50.00
45.00
40.00
35.00
30.00
25.00
Percent
4Q00
1Q01
2Q01
3Q01
4Q01
All Thrifts
NY Thrifts
$5+ Billion
ASFC
ASFC Cash

	Astoria[(1)]		GAAP		
Quarter	Cash	GAAP	All Thrifts	NY Thrifts	$ 5+ Bil.
Dec 31, 2001	29.28%	31.53%	N/A	N/A	N/A
Sept. 30, 2001	29.61	30.72	50.75	44.03	47.43
June 30, 2001	29.73	30.92	49.76	46.22	46.11
Mar. 31, 2001	29.48	30.57	52.01	45.31	48.54
Dec. 31, 2000 (2)	28.89	29.62	53.21	50.90	49.59

Source: SNL Securities, Thrift Performance Report as of December 2001
(1) Company reports (2) Excludes $5.4 million executive severance payment in 4Q00

Astoria Financial Corporation

Financial Results and Trends

2001 Financial Highlights

• Operating EPS	✓$2.38
• Operating cash EPS	✓$2.67
• Operating cash ROA	✓1.12%
• Operating cash ROTE	✓18.26%
• Operating cash efficiency ratio	✓29.53%
• Mortgage loan volume	✓$4.6 billion
• Shares repurchased	✓10.3 million

Note: Operating EPS and related returns exclude $0.03 per diluted common share related to accounting change.

Astoria Financial Corporation

EPS Growth Projections for 2002

	YTD 2001	2001 Adjusted (1)	2002 IBES Consensus	Company Guidance for 2002	% Growth Projected (2)
Operating EPS	$2.38	$2.59	$2.95	$2.95 - $3.00	15%
+ Goodwill amortization	0.21	0.00	n/a	0.00	
+ ESOP journal entry	0.08	0.08	n/a	0.08	
Cash operating EPS	$2.67	$2.67	n/a	$3.03 - $3.08	15%

1) 2001 full year adjusted to include goodwill amortization
2) Mid-point of 2002 company guidance/2001 adjusted

ASTORIA FINANCIAL CORPORATION

ASFC Historical EPS and Stock Price Growth



Historical Operating EPS Growth
CAGR = 16%
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.93
$1.06
$1.29
$1.52
$1.69
$2.08
$2.17
$2.38
$2.96
1994
1995
1996
1997
1998
1999
2000
2001
2002



Historical Stock Price
CAGR = 23%
$35
$30
$25
$20
$15
$10
$5
$0
$6.56
$11.41
$18.44
$27.88
$22.88
$15.22
$27.16
$26.46
$28.17
1994
1995
1996
1997
1998
1999
2000
2001
2002

As originally reported. 1994-1996 restated for implementation of SFAS 128.
1998 first three quarters stand alone, fourth quarter 1998 pooled.
IBES estimate for 2002.

At December 31, except 2002 is as of January 24

Adjusted for 2-for-1 stock split, December 3, 2001

ASTORIA FINANCIAL CORPORATION

Why Invest in Astoria Financial?

- Strong balance sheet – superior asset quality
- Well capitalized – double-digit earnings growth projected
- Liability repricing opportunities
  - ✓ $3.0 billion in CDs maturing in 12 months or less- @ average rate 4.34%
  - ✓ $1.9 billion in borrowings maturing in 12 months or less-@ average rate 6.81%
- Active stock repurchase program
- Attractive banking franchise in major market
- Mortgage lending capabilities – residential, multifamily & commercial real estate
- Superior operating efficiency
- Large goodwill claims

Goodwill Claim Update

- One of the industry's largest goodwill litigation claims
  - $785 million of original supervisory goodwill created (LISB = $625 million, Fidelity NY = $160 million)
  - $635 million of supervisory goodwill written off (LISB = $500 million, Fidelity NY = $135 million)
- Outcome unpredictable due to disparity in recent court decisions
- Status of Astoria cases
  - LISB discovery completed
  - Fidelity NY expert discovery continuing

ASTORIA FINANCIAL CORPORATION

Valuation Considerations

	Price 1/24/01	2002 EPS(1)	Proj. EPS Growth 02/01(2)	2002 P/E
New York Community	$25.47	$1.88	40%	14.8x
Hudson City	29.68	1.73	28%	17.1
Astoria Financial	28.17	2.95	26%	9.6
Webster	33.34	3.24	21%	10.3
Golden State	28.11	3.46	21%	8.1
Roslyn	19.89	1.52	19%	13.1
Bank North	21.71	2.04	17%	10.9
Independence	25.45	1.59	15%	16.0
North Fork	34.25	2.36	15%	14.6
Charter One	29.75	2.54	15%	11.7
Washington Mutual	34.64	3.95	10%	8.8
Sovereign	13.06	1.23	10%	10.6
GreenPoint	42.95	4.96	10%	8.7
Golden West	62.71	5.31	4%	11.8
Median				11.7x
S & P MidCap 400				29.7x
Astoria Stock Price at Median Levels				$34.87

(1) IBES Consensus (2) IBES 2002 Estimate/2001 Actual. Includes SFAS 142 benefit, if any

Addendum

ASFC: A Record of Enhancing Shareholder Value

ASTORIA FINANCIAL CORPORATION

ASFC: A Record of Enhancing Shareholder Value

1993 IPO objectives	The record as of December 31, 2001
• Assets of $10 billion by 2000	✓ $22.7 billion in assets
• Improve asset quality	✓ 0.18% NPA/total assets
• Enhance operating efficiency	✓ 29.53% operating cash efficiency ratio
• Broaden lending capabilities	✓ Origination network now covers 14 states; total 2001 volume = $4.6B
• Generate cash returns in mid-teen range	✓ 18.26% operating cash ROTE
• Enhance shareholder value	✓ 351% stock appreciation since IPO*

* Through January 24, 2002

ASTORIA FINANCIAL CORPORATION

Acquisition History

Year	Thrift	# Branches	Assets (in millions)
1973	Metropolitan Federal	2	$ 50
1979	Citizens Savings (FSLIC)	5	130
1982	Hastings-on-Hudson Federal	3	100
1984	Chenango Federal	1	25
1987	Oneonta Federal	4	205
1990	Whitestone Savings (RTC)	4	280
1995	Fidelity New York	18	1,800
1997	The Greater New York Savings Bank	14	2,400
1998	Long Island Bancorp, Inc.	35	6,600
	Total	86	$11,590

ASTORIA FINANCIAL CORPORATION

Asset Growth


($ in Billions)
$26
$22
$18
$14
$10
$6
$2
$4.1
$10.5
$22.7
Dec 31 1993
Dec 31 1997
Dec 31 2001

As originally reported

ASTORIA FINANCIAL CORPORATION

Franchise Enhancement



Loan Production
$5
$4
$3
$2
$1
$0
$0.3
$1.5
$4.6
1993
1997
2001

($ in Billions)



Loan Portfolio Growth
$14
$12
$10
$8
$6
$4
$2
$0
$1.5
$4.3
$12.2
Dec 31 1993
Dec 31 1997
Dec 31 2001

($ in Billions)

As originally reported

ASTORIA FINANCIAL CORPORATION

Deposit Market Share Growth

Deposit Market Share – Brooklyn, Queens, Nassau & Suffolk counties


9%
7%
5%
3%
1%
2.3%
5.5%
8.9%
1993
1997
2001

Source: FDIC Deposit Market Share report. 2001 data as of 6/30/01 adjusted for pending acquisitions

ASTORIA FINANCIAL CORPORATION

Asset Quality Trend

Non-performing assets to total assets



4.00%
3.00%
2.00%
1.00%
0.00%
3.05%
0.56%
0.18%
Dec 31 1993
Dec 31 1997
Dec 31 2001

As originally reported

Astoria Financial Corporation

Improved Operating Efficiency Ratio


50.00%
45.00%
40.00%
35.00%
30.00%
25.00%
46.54%
39.15%
29.53%
Year ended
Dec 31 1993
Dec 31 1997
Dec 31 2001

As originally reported (cash basis)

ASTORIA FINANCIAL CORPORATION

Operating Cash Return on Average Assets


1.25%
1.05%
0.85%
0.65%
0.45%
0.25%
0.88%
1.17%
1.12%
Year ended
Dec 31 1993 (1)
Dec 31 1997
Dec 31 2001 (2)

As originally reported
(1) Excludes net charges of $5.4 million, net of taxes, related to various infrequently occurring items
(2) Excludes the cumulative effect of an accounting change of $2.3 million, net of taxes

ASTORIA FINANCIAL CORPORATION

Operating Cash Return on Average Tangible Equity



22%
17%
12%
7%
18.20%
18.26%
11.28%
Year ended
Dec 31 1993(1)
Dec 31 1997
Dec 31 2001(2)

As originally reported

(1) Excludes net charges of $5.4 million, net of taxes, related to various infrequently occurring items

(2) Excludes the cumulative effect of an accounting change of $2.3 million, net of taxes

Astoria Financial Corporation

Book Value/Tangible Book Value Growth

(Dollars per common share)



(Book Value increased 48%)
$16.44
(Tangible Book Value increased 61%)
$14.40
$18
$16
$14
$12
$10
$8
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
Book Value
Tangible Book Value

Astoria Financial Corporation

Operating/Operating Cash EPS Growth and Returns



Non-Cash Charges
Operating EPS
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.55
0.36
1.19
$1.76
0.44
1.32
$2.40
0.32
2.08
$2.43
0.26
2.17
$2.67
0.29
2.38
1997
1998(1)
1999(2)
2000 (3)
2001 (4)

ROA	0.84%	0.79 %	0.99 %	0.97 %	0.97 %	1.00 %
Cash ROA	1.09%	1.05 %	1.13 %	1.09 %	1.09 %	1.12 %
ROE	9.83%	9.76 %	16.48 %	16.77 %	17.33 %	14.27 %
Cash ROTE	14.49%	15.53 %	22.86 %	22.48 %	23.53 %	18.26 %

(1) Excludes $100.3 million, net of taxes, fourth quarter infrequently occurring charges
(2) Excludes $11.3 million, net of taxes, net gain on the sale and disposition of banking and certain loan production offices
(3) Excludes $2.5 million, net of taxes, net gain on the disposition of banking offices and a charge of $3.4 million, net of taxes, for an executive severance payment
(4) Excludes a charge of $2.3 million, net of taxes, related to the cumulative effect of the implementation of SFAS 133.

Astoria Financial Corporation